Exhibit 10.25

Executives with Employment Agreements

CIT Group Inc.
Long-Term Incentive Plan
Restricted Stock Unit Award Agreement

“Participant”:

“Date of Award”: [____________ ], 2008

     This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Restricted Stock Units (“RSUs”) by CIT Group Inc., a Delaware corporation (the “Company”), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the “Plan”). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

     The parties hereto agree as follows:

(A)	Grant of RSUs. The Company hereby grants to the Participant [NUMBER] RSUs, subject to the terms and conditions of the Plan and this Award Agreement. Each RSU represents the unsecured right to receive one Share in the future. The Participant shall not be required to pay any additional consideration for the issuance of the Shares upon settlement of the RSUs.

(B)	Vesting and Settlement of RSUs.

	(1)	Subject to the Participant’s continued employment with the Company and its Subsidiaries (the “Company Group”), one hundred percent (100%) of the RSUs shall vest in full on December 31, 2010 (the “Vesting Date”).

	(2)	Each vested RSU shall be settled through the delivery of one Share within thirty (30) days following the Vesting Date (the “Settlement Date”).

	(3)	The Shares delivered to the Participant on the Settlement Date (or such earlier date determined in accordance with Section C) shall not be subject to transfer restrictions and shall be fully paid, non- assessable and registered in the Participant’s name.

	(4)	If, after the Date of Award and prior to the Vesting Date, dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive dividend equivalents in an amount, without interest, equal to the cumulative dividends declared or paid on a Share, if any, during such period multiplied by the number of RSUs. The dividend equivalents shall be paid in cash or Shares, as applicable, on the Settlement Date. If the Participant’s employment with the Company Group terminates prior to the Settlement Date for any reason set forth in Sections C(1) or C(2) of this Award Agreement or if a Change of Control occurs, the Participant shall be entitled to receive all accrued and unpaid dividend equivalents at the time the RSUs are settled in accordance with Sections C(1), C(2) or D, as applicable. If the Participant’s employment terminates prior to the Settlement Date for any reason set forth in Section C(3), any accrued and unpaid dividend equivalents shall be forfeited.

	(5)	In the sole discretion of the Committee, in lieu of the delivery of Shares, the RSUs, and any dividend equivalents payable in Shares, may be settled through a payment in cash equal to the Fair Market Value of the applicable number of Shares, determined on the Vesting Date or, in the case of settlement in accordance with Sections C(1), C(2) or D, as applicable, the date of the Participant’s Separation from Service or the effective date of the Change in Control. Settlement under this Section B(5) shall be made at the time specified under Sections B(2) or (4), C(1) or (2), or D, as applicable.

(C)	Separation from Service.

	(1)	If, after the Date of Award and prior to the Settlement Date, the Participant incurs a “Separation from Service” (within the meaning of the Committee’s established methodology for determining “Separation from Service” for purposes of Section 409A (as defined below)) from the Company Group due to the Participant’s death or Disability (as defined below), the RSUs shall vest immediately and shall settle through the delivery of one Share within thirty (30) days following the Participant’s Separation from Service. “Disability” shall have the meaning ascribed thereto under the Company’s long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, “Disability” shall have the same meaning as defined in the Company’s applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

	(2)	If, after the Date of Award and prior to the Settlement Date, the Participant incurs a Separation from Service from the Company Group due to the Participant’s (a) Retirement (as defined below), (b) resignation for “Good Reason” or (c) termination without “Cause” (each as defined in the applicable employment agreement between the Participant and the Company (the “Employment Agreement”), as amended from time to time), a prorated portion of the RSUs shall vest immediately, in proportion to the number of months during the period commencing on January 1, 2008, and ending on the last day of the calendar month in which such termination occurs, divided by 36. “Retirement” is defined as either (i) a Participant’s election to retire upon or after attaining his or her “Normal Retirement Age”; or (ii) a Participant’s election to retire upon (A) completing at least a 10-year “Period of Benefit Service” and (B) having either (1) attained age 55, or (2) incurred an “Eligible Termination” and, at the time of such “Eligible Termination,” having attained age 54. The terms “Normal Retirement Age,” “Period of Benefit Service” and “Eligible Termination” shall have the meaning as defined in the Retirement Plan.

(3) If, prior to the Vesting Date, the Participant’s employment with the Company Group terminates for any reason other than as set forth in Sections C(1) or C(2), the unvested RSUs shall be cancelled immediately and the Participant shall immediately forfeit any rights to, and shall not be entitled to receive any payments with respect to, the RSUs including, without limitation, dividend equivalents pursuant to Section B(4).

(D)	Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to the Settlement Date, a Change of Control occurs, the RSUs shall vest and settle immediately upon the effective date of the Change of Control.

(E)	Transferability. RSUs are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant, or in the event of the Participant’s legal incapacity, the Participant’s legal guardian or representative.

(F)	Incorporation of Plan; International Supplement

(1) If the Participant is employed outside of the United States, the Participant will receive an “International Supplement” that contains supplemental terms and conditions with respect to the RSUs depending on the country in which the Participant is employed. This Award Agreement should be read in conjunction with the International Supplement, if applicable, in order for the Participant to understand all of the terms and conditions applicable to the RSUs. In the event of any conflict or inconsistency between the International Supplement and this Award Agreement, the International Supplement shall govern and this Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency. The Plan, this Award Agreement and the International Supplement are collectively referred to as the “Plan Documents.”

	(2)	The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder and is incorporated into this Award Agreement by reference. Both this Award Agreement and the International Supplement, if applicable, as well as the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt under the Plan. If there is any inconsistency between the terms of either this Award Agreement or the International Supplement and the terms of the Plan, the Plan’s terms shall supersede and replace the conflicting terms of this Award Agreement or the International Supplement, as applicable.

(G)	Data Protection.

	(1)	In order to facilitate the administration of the Plan as well as all of the rights attached to the RSUs, the Participant acknowledges that his or her employer may need to collect personal information and the Participant agrees to provide such personal information on request. The Participant’s employer may also need to process such personal information and from time to time, make it available to the Company, its Subsidiaries or third parties on their behalf for processing including, without limitation, the Company’s banking, accounting, legal, human resources, compensation and/or technical advisors, some of which are situated outside of the Participant’s country (including companies and/or third parties which are situated in countries outside of the European Economic Area which may not have data privacy laws which are viewed as adequate within the meaning of the EU Directive 95/46). For this purpose, by accepting the RSUs, the Participant agrees to such processing, release and transfer of the Participant’s personal information. The personal information will remain strictly confidential, will be used only for the administration of Awards granted under the Plan, and will only be kept on file for the duration of the Plan. The Participant has a right to access, correct and update the Participant’s personal information at any time by contacting his or her employer.

(H)	No Entitlements

	(1)	The RSUs are discretionary awards. The Plan Documents do not confer on the Participant any right or entitlement to receive compensation or bonus in any specific amount for any future fiscal year (including, without limitation, any grants of future Awards under the Plan) and do not impact in any way the Company Group’s determination of the amount, if any, of the Participant’s compensation or bonus. The RSUs do not constitute salary, wages, regular compensation, recurrent compensation or contractual compensation for the year of grant or any later year and shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under law or any employee benefit plan or similar arrangement provided by the Company Group (including, without limitation, severance, termination of employment and pension benefits), unless otherwise specifically provided for under the terms of such plan or arrangement or by the Company Group. The benefits provided pursuant to the RSUs are in no way secured, guaranteed or warranted by Company Group.

	(2)	The RSUs are awarded to the Participant by virtue of the Participant’s employment with, and services performed for, the Company Group. The Plan Documents do not constitute an employment agreement. Nothing in the Plan Documents shall modify the terms of the Participant’s employment, including, without limitation, the Participant’s status as an “at will” employee of the Company Group, if applicable.

	(3)	Subject to the terms of the Employment Agreement, the Company reserves the right to change the terms and conditions of the Participant’s employment, including the division, subsidiary or department in which the Participant is employed. None of the Plan Documents, the grant of RSUs, nor any action taken or omitted to be taken under the Plan Documents shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company Group, or to interfere with or to limit in any way the right of the Company Group to terminate the Participant’s employment at any time. Moreover, the Separation from Service provisions set forth in Section C only apply to the treatment of the RSUs in the specified circumstances and shall not otherwise affect the Participant’s employment relationship. By accepting this Award Agreement, the Participant waives any and all rights to compensation or damages in consequence of the termination of the Participant’s office or employment for any reason whatsoever insofar as those rights arise or may arise from the Participant’s ceasing to have rights under, or be entitled to receive payment in respect of, the RSUs as a result of such termination, or from the loss or diminution in value of such rights or entitlements. This waiver applies whether or not such termination amounts to a wrongful discharge or unfair dismissal.

(I)	Miscellaneous

	(1)	It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

	(2)	The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant’s written consent.

	(3)	If any provision of the Plan Documents would, in the reasonable good faith judgment of the Committee, result or likely result in the imposition on the Participant, a beneficiary or any other person of a penalty tax under Section 409A of the Code and the regulations and guidance promulgated thereunder (“Section 409A”), the Committee may modify the terms of the Plan Documents, without the consent of the Participant, beneficiary or such other person, in the manner that the Committee may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such penalty tax. Notwithstanding anything to the contrary in the Plan Documents, to the extent that the Participant is a “Specified Employee” (within the meaning of the Committee’s established methodology for determining “Specified Employees” for purposes of Section 409A), no payment or distribution of any amounts with respect to the RSUs that are subject to Section 409A may be made before the first business day following the six (6) month anniversary from the Participant’s Separation from Service from the Company Group or, if earlier, the date of the Participant’s death.

	(4)	Delivery of the Shares underlying the RSUs or payment in cash, as applicable, upon settlement is subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant’s FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the RSUs or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon settlement of the RSUs.

	(5)	This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

	(6)	Any notice required by the terms of the Plan or this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the mail, by registered or certified mail. Notice to the Company shall be delivered to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039 and to the Participant at the address that the Participant has most recently provided to the Company; provided, however, that the Company may provide notices to the Participant by Company-email, intranet postings or other electronic means that are generally used for Company employee communications.

	(7)	Nothing in the Plan or this Award Agreement should be construed as providing the Participant with financial, tax, legal or other advice with respect to the RSUs. The Company recommends that the Participant consult with his or her financial, tax, legal and other advisors to provide advice in connection with the RSUs.

	(8)	All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

	(9)	To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(J)	Acceptance of Award. The Participant acknowledges his or her understanding and acceptance of the terms and conditions of the Plan Documents. Acceptance of the RSUs requires no action on the part of the Participant. If the Participant, however, desires to refuse the Award, the Participant must notify the Company in writing in accordance with Section I(6) of this Award Agreement no later than thirty (30) days after receipt of this Award Agreement. If the Participant refuses the Award he or she will not be entitled to any additional compensation or remuneration in replacement of the Award. If the Participant does not refuse the Award, the Participant will be deemed to agree to all of the terms of the Award.

     IN WITNESS WHEREOF, this Award Agreement and the accompanying International Supplement, if applicable, have been executed by the Company by one of its duly authorized officers as of the Date of Award.

CIT Group Inc.
By	______________________
Name: Title:

Executive Severance Plan Participants

CIT Group Inc.
Long-Term Incentive Plan
Restricted Stock Unit Award Agreement

“Participant”:

“Date of Award”: [____________ ], 2008

     This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Restricted Stock Units (“RSUs”) by CIT Group Inc., a Delaware corporation (the “Company”), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the “Plan”). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

     The parties hereto agree as follows:

(A)	Grant of RSUs. The Company hereby grants to the Participant [NUMBER] RSUs, subject to the terms and conditions of the Plan and this Award Agreement. Each RSU represents the unsecured right to receive one Share in the future. The Participant shall not be required to pay any additional consideration for the issuance of the Shares upon settlement of the RSUs.

(B)	Vesting and Settlement of RSUs.

	(1)	Subject to the Participant’s continued employment with the Company and its Subsidiaries (the “Company Group”), one hundred percent (100%) of the RSUs shall vest in full on December 31, 2010 (the “Vesting Date”).

	(2)	Each vested RSU shall be settled through the delivery of one Share within thirty (30) days following the Vesting Date (the “Settlement Date”).

	(3)	The Shares delivered to the Participant on the Settlement Date (or such earlier date determined in accordance with Section C) shall not be subject to transfer restrictions and shall be fully paid, non- assessable and registered in the Participant’s name.

	(4)	If, after the Date of Award and prior to the Vesting Date, dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive dividend equivalents in an amount, without interest, equal to the cumulative dividends declared or paid on a Share, if any, during such period multiplied by the number of RSUs. The dividend equivalents shall be paid in cash or Shares, as applicable, on the Settlement Date. If the Participant’s employment with the Company Group terminates prior to the Settlement Date for any reason set forth in Sections C(1) or C(2) of this Award Agreement or if a Change of Control occurs, the Participant shall be entitled to receive all accrued and unpaid dividend equivalents at the time the RSUs are settled in accordance with Sections C(1), C(2) or D, as applicable. If the Participant’s employment terminates prior to the Settlement Date for any reason set forth in Section C(3), any accrued and unpaid dividend equivalents shall be forfeited.

	(5)	In the sole discretion of the Committee, in lieu of the delivery of Shares, the RSUs, and any dividend equivalents payable in Shares, may be settled through a payment in cash equal to the Fair Market Value of the applicable number of Shares, determined on the Vesting Date or, in the case of settlement in accordance with Sections C(1), C(2) or D, as applicable, the date of the Participant’s Separation from Service or the effective date of the Change in Control. Settlement under this Section B(5) shall be made at the time specified under Sections B(2) or (4), C(1) or (2), or D, as applicable.

(C)	Separation from Service.

	(1)	If, after the Date of Award and prior to the Settlement Date, the Participant incurs a “Separation from Service” (within the meaning of the Committee’s established methodology for determining “Separation from Service” for purposes of Section 409A (as defined below)) from the Company Group due to the Participant’s death or Disability (as defined below), the RSUs shall vest immediately and shall settle through the delivery of one Share within thirty (30) days following the Participant’s Separation from Service. “Disability” shall have the meaning ascribed thereto under the Company’s long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, “Disability” shall have the same meaning as defined in the Company’s applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

	(2)	If, after the Date of Award and prior to the Settlement Date, the Participant incurs a Separation from Service from the Company Group due to the Participant’s (a) Retirement, (b) RIF Termination (each, as defined below), (c) resignation for “Good Reason” or (d) termination without “Cause” (each as defined in the Company’s Executive Severance Plan, as amended from time to time), a prorated portion of the RSUs shall vest immediately, in proportion to the number of months during the period commencing on January 1, 2008, and ending on the last day of the calendar month in which such termination occurs, divided by 36. “Retirement” is defined as either (i) a Participant’s election to retire upon or after attaining his or her “Normal Retirement Age”; or (ii) a Participant’s election to retire upon (A) completing at least a 10-year “Period of Benefit Service” and (B) having either (1) attained age 55, or (2) incurred an “Eligible Termination” and, at the time of such “Eligible Termination,” having attained age 54. The terms “Normal Retirement Age,” “Period of Benefit Service” and “Eligible Termination” shall have the meaning as defined in the Retirement Plan. A “RIF Termination” shall mean the Participant’s Separation from Service, initiated by the Company, as a result of a reduction in force, corporate downsizing, change in operations, permanent and complete facility relocation or closing, or other similar job elimination.

(3) If, prior to the Vesting Date, the Participant’s employment with the Company Group terminates for any reason other than as set forth in Sections C(1) or C(2), the unvested RSUs shall be cancelled immediately and the Participant shall immediately forfeit any rights to, and shall not be entitled to receive any payments with respect to, the RSUs including, without limitation, dividend equivalents pursuant to Section B(4).

(D)	Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to the Settlement Date, a Change of Control occurs, the RSUs shall vest and settle immediately upon the effective date of the Change of Control.

(E)	Transferability. RSUs are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant, or in the event of the Participant’s legal incapacity, the Participant’s legal guardian or representative.

(F)	Incorporation of Plan; International Supplement

(1) If the Participant is employed outside of the United States, the Participant will receive an “International Supplement” that contains supplemental terms and conditions with respect to the RSUs depending on the country in which the Participant is employed. This Award Agreement should be read in conjunction with the International Supplement, if applicable, in order for the Participant to understand all of the terms and conditions applicable to the RSUs. In the event of any conflict or inconsistency between the International Supplement and this Award Agreement, the International Supplement shall govern and this Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency. The Plan, this Award Agreement and the International Supplement are collectively referred to as the “Plan Documents.”

	(2)	The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder and is incorporated into this Award Agreement by reference. Both this Award Agreement and the International Supplement, if applicable, as well as the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt under the Plan. If there is any inconsistency between the terms of either this Award Agreement or the International Supplement and the terms of the Plan, the Plan’s terms shall supersede and replace the conflicting terms of this Award Agreement or the International Supplement, as applicable.

(G)	Data Protection.

	(1)	In order to facilitate the administration of the Plan as well as all of the rights attached to the RSUs, the Participant acknowledges that his or her employer may need to collect personal information and the Participant agrees to provide such personal information on request. The Participant’s employer may also need to process such personal information and from time to time, make it available to the Company, its Subsidiaries or third parties on their behalf for processing including, without limitation, the Company’s banking, accounting, legal, human resources, compensation and/or technical advisors, some of which are situated outside of the Participant’s country (including companies and/or third parties which are situated in countries outside of the European Economic Area which may not have data privacy laws which are viewed as adequate within the meaning of the EU Directive 95/46). For this purpose, by accepting the RSUs, the Participant agrees to such processing, release and transfer of the Participant’s personal information. The personal information will remain strictly confidential, will be used only for the administration of Awards granted under the Plan, and will only be kept on file for the duration of the Plan. The Participant has a right to access, correct and update the Participant’s personal information at any time by contacting his or her employer.

(H)	No Entitlements

	(1)	The RSUs are discretionary awards. The Plan Documents do not confer on the Participant any right or entitlement to receive compensation or bonus in any specific amount for any future fiscal year (including, without limitation, any grants of future Awards under the Plan) and do not impact in any way the Company Group’s determination of the amount, if any, of the Participant’s compensation or bonus. The RSUs do not constitute salary, wages, regular compensation, recurrent compensation or contractual compensation for the year of grant or any later year and shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under law or any employee benefit plan or similar arrangement provided by the Company Group (including, without limitation, severance, termination of employment and pension benefits), unless otherwise specifically provided for under the terms of such plan or arrangement or by the Company Group. The benefits provided pursuant to the RSUs are in no way secured, guaranteed or warranted by Company Group.

	(2)	The RSUs are awarded to the Participant by virtue of the Participant’s employment with, and services performed for, the Company Group. The Plan Documents do not constitute an employment agreement. Nothing in the Plan Documents shall modify the terms of the Participant’s employment, including, without limitation, the Participant’s status as an “at will” employee of the Company Group, if applicable.

	(3)	Subject to the terms of the Executive Severance Plan, the Company reserves the right to change the terms and conditions of the Participant’s employment, including the division, subsidiary or department in which the Participant is employed. None of the Plan Documents, the grant of RSUs, nor any action taken or omitted to be taken under the Plan Documents shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company Group, or to interfere with or to limit in any way the right of the Company Group to terminate the Participant’s employment at any time. Moreover, the Separation from Service provisions set forth in Section C only apply to the treatment of the RSUs in the specified circumstances and shall not otherwise affect the Participant’s employment relationship. By accepting this Award Agreement, the Participant waives any and all rights to compensation or damages in consequence of the termination of the Participant’s office or employment for any reason whatsoever insofar as those rights arise or may arise from the Participant’s ceasing to have rights under, or be entitled to receive payment in respect of, the RSUs as a result of such termination, or from the loss or diminution in value of such rights or entitlements. This waiver applies whether or not such termination amounts to a wrongful discharge or unfair dismissal.

(I)	Miscellaneous

	(1)	It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

	(2)	The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant’s written consent.

	(3)	If any provision of the Plan Documents would, in the reasonable good faith judgment of the Committee, result or likely result in the imposition on the Participant, a beneficiary or any other person of a penalty tax under Section 409A of the Code and the regulations and guidance promulgated thereunder (“Section 409A”), the Committee may modify the terms of the Plan Documents, without the consent of the Participant, beneficiary or such other person, in the manner that the Committee may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such penalty tax. Notwithstanding anything to the contrary in the Plan Documents, to the extent that the Participant is a “Specified Employee” (within the meaning of the Committee’s established methodology for determining “Specified Employees” for purposes of Section 409A), no payment or distribution of any amounts with respect to the RSUs that are subject to Section 409A may be made before the first business day following the six (6) month anniversary from the Participant’s Separation from Service from the Company Group or, if earlier, the date of the Participant’s death.

	(4)	Delivery of the Shares underlying the RSUs or payment in cash, as applicable, upon settlement is subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant’s FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the RSUs or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon settlement of the RSUs.

	(5)	This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

	(6)	Any notice required by the terms of the Plan or this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the mail, by registered or certified mail. Notice to the Company shall be delivered to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039 and to the Participant at the address that the Participant has most recently provided to the Company; provided, however, that the Company may provide notices to the Participant by Company-email, intranet postings or other electronic means that are generally used for Company employee communications.

	(7)	Nothing in the Plan or this Award Agreement should be construed as providing the Participant with financial, tax, legal or other advice with respect to the RSUs. The Company recommends that the Participant consult with his or her financial, tax, legal and other advisors to provide advice in connection with the RSUs.

	(8)	All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

	(9)	To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(J)	Acceptance of Award. The Participant acknowledges his or her understanding and acceptance of the terms and conditions of the Plan Documents. Acceptance of the RSUs requires no action on the part of the Participant. If the Participant, however, desires to refuse the Award, the Participant must notify the Company in writing in accordance with Section I(6) of this Award Agreement no later than thirty (30) days after receipt of this Award Agreement. If the Participant refuses the Award he or she will not be entitled to any additional compensation or remuneration in replacement of the Award. If the Participant does not refuse the Award, the Participant will be deemed to agree to all of the terms of the Award.

     IN WITNESS WHEREOF, this Award Agreement and the accompanying International Supplement, if applicable, have been executed by the Company by one of its duly authorized officers as of the Date of Award.

CIT Group Inc.
By	______________________
Name: Title: